Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the Vice President, Treasurer and Acting Chief Financial Officer of American Science & Engineering, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1.                                       the Company’s Report on Form 10-Q for the quarter ended June 30, 2004 (“10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2.                                       the information contained in the Company’s 10-Q being filed fairly presents, in all material respects, the financial condition and results of operation of the Company

Date: July 22, 2004

Kenneth J. Galaznik
Vice President Finance, Treasurer and Acting Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to American Science & Engineering, Inc. and will be retained by American Science & Engineering, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.